LEGEND Pivotal Cohort Interim Data Update November 11, 2026

Disclaimers Cautionary Statement Regarding Forward-Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements").  Forward-looking statements may be identified by the use of the words such as “forecast”, “intend”, “develop”, “expect”, “anticipate”, “become”, “believe”, “continue”, “could”, “estimate”, “goal”, “intends”, “may”, “might”, “plan”, “possible”, “project”, “should”, “strategy”, “future”, “potential”, “opportunity”, “target”, “term”, “will”, “would”, “will be” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements include, but are not limited to, statements regarding detalimogene’s potential efficacy, durability, safety, tolerability and ease of use profile, our current views and market research on the non-muscle invasive bladder cancer market, the depth, breadth and quality of our market research, our conclusions, implications or take-aways from the results of our market research, estimates, projections or forecasts of payer coverage of therapies, projected revenues for detalimogene at pricing parity with new therapies, the size of the addressable BCG unresponsive population, our expectations regarding the frequency or manner in which healthcare providers may use detalimogene, potential growth of the potential patient population, sequencing of products the development of detalimogene, the potential benefits of detalimogene, plans regarding regulatory interactions and potential biologics license application (“BLA”) submission for detalimogene, plans regarding updates on the LEGEND study, including clinical data and engagement with the FDA, the development of detalimogene, projections of market opportunity and market share, and the anticipated market acceptance of detalimogene, if approved, the potential benefits of combining a surfactant bladder wash with detalimogene, including the potential for increased efficacy and durability, estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, the anticipated market acceptance of detalimogene, expectations and timing related to regulatory submissions and commercial product launches and the prospects for regulatory approval of detalimogene.  These forward-looking statements are based on various estimates and assumptions, whether or not identified in this presentation, and on the current expectations of the management of enGene Therapeutics Inc. ("enGene"), are not predictions of actual performance, and are subject to risks and uncertainties.  Such statements are subject to numerous important factors, risks and uncertainties, many of which are beyond enGene's control, that may cause actual events or results to differ materially from enGene's current expectations. For example, there can be no guarantee that detalimogene will successfully complete necessary clinical development phases, including achieving positive results in the pivotal cohort of the LEGEND study, or that those results or any feedback from regulatory authorities will ultimately lead to a BLA submission for, and the approval of, detalimogene. Management's expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks, uncertainties and assumptions relating to a number of other factors, which could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the inability of preliminary clinical data to predict the final results of the trial; changes in the results from enGene’s clinical trials, including due to new data collected from the ongoing LEGEND study or future studies, subsequent analysis of existing data, and audit and verification procedures; the content and timing of decisions made by the FDA and other regulatory authorities; the Company’s ability to recruit and retain qualified scientific and management personnel, establish clinical trial sites and enroll patients in its clinical trials, execute on the Company’s clinical development plans, and secure regulatory approval on anticipated timelines; and other risks and uncertainties detailed in filings with Canadian securities regulators on SEDAR+ and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025 (copies of which may be obtained at www.sedarplus.ca or www.sec.gov). You should carefully consider the risks and uncertainties described in the “Risk Factors” section of such Annual Report, as well as other documents if and when filed by enGene from time to time with the SEC and Canadian securities regulators.  If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements.  There may be additional risks that enGene does not presently know or that enGene currently believes are immaterial that could also cause actual events and results to differ.  In addition, forward-looking statements reflect enGene’s expectations, plans, or forecasts of future events and views as of the date of this presentation.  enGene anticipates that subsequent events and developments will cause enGene’s assessments to change.  While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaims any obligation to do so, unless required by applicable law.  These forward-looking statements should not be relied upon as representing enGene’s assessments as of any date subsequent to the date of this presentation.  Accordingly, undue reliance should not be placed upon the forward-looking statements contained herein. Intellectual Property This Presentation contains trademarks, service marks, trade names, copyrights, and products of enGene and other companies, which are the property of their respective owners.  The use or display of third parties’ trademarks, service marks, trade names, copyrights, or products in this Presentation is not intended to, and does not, imply a relationship with enGene, or an endorsement of or sponsorship by enGene.  Solely for convenience, the trademarks, service marks, and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that enGene will not assert, to the fullest extent permitted under applicable law, its rights or the rights of the applicable licensor in such trademarks, service marks and trade names. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on estimates by enGene’s management and/or obtained from third party sources which enGene believes to be reliable.  enGene has not independently verified the accuracy or completeness of any such third party information, which involves elements of subjective judgment and analysis that may or may not prove to be accurate.  None enGene, or its affiliates or any third parties that provide information to enGene or its affiliates, such as market research firms, guarantees the accuracy, completeness, timeliness, or availability of any information.  Neither enGene nor its affiliates nor any third parties that provide information to enGene and its affiliates, such as market research firms, is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content.  enGene may have supplemented such information where necessary, taking into account publicly available information about other industry participants and enGene management’s best view as to information that is not publicly available.  Neither enGene nor its affiliates give any express or implied warranties with respect to the information included herein, including, but not limited to, any warranties regarding its accuracy or of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Lead Program (detalimogene voraplasmid) The lead program described herein is an investigational drug therapy that has not been subject to testing designed to demonstrate that the therapy is effective in humans or to provide a basis to predict in advance whether an adequate level of efficacy in humans will be demonstrated in further testing. Although the FDA has indicated that the Phase 2 portion of the current LEGEND study may potentially support BLA approval, that outcome will depend entirely on the final results of Phase 2 clinical testing and other factors. November 2026: LEGEND Pivotal Cohort Interim Data Update

Agenda 01 Welcome PRESENTER Ron Cooper Chief Executive Officer 02 New Interim Data Cohort 1: Detalimogene Without Surfactant PRESENTER Ashish Kamat, MD 03 NMIBC Market Insights PRESENTER Amy Pott Chief Global Commercialization Officer 04 Q&A ALL PRESENTERS MD Anderson November 2026: LEGEND Pivotal Cohort Interim Data Update

Introductory Remarks

Detalimogene: Only Non-Viral Gene Investigational Therapy for NMIBC

Compelling Clinical Profile*

- **56% CR at any time** (primary endpoint) within the range observed from approved products
- **Durability trending** towards range of approved products
- **Lowest rates of discontinuations** or dose interruptions due to treatment related adverse events**

Pre-BLA Meeting

- Successful **pre-BLA meeting**
- Alignment on definition of **efficacy evaluable**
- **CDRP supports BLA readiness**
- **Plan to initiate BLA filing** by end of year with potential approval in 2027

Unique Non-Viral Offering

- **More treatment options are** expected to increase sequencing which will **expand treatable population**
- Detalimogene non-viral approach provides **a unique MOA** for when doctors sequence therapies
- Low treatment burden for patients

Unlocking Community Practices

- **Simple storage and handling** designed to support broad community adoption
- Provides opportunity to **redefine community care**
- **75% of the patients** are in community practices

4Q 2026 Initiate BLA Filing; 2027 Potential BLA Approval; Detalimogene + Surfactant Data Mid 2027

*Reflective of data as available in the database as of 29 October 2026. Data Collection and Cleaning is ongoing and is subject to change.
** Compared to approved products USPI which references dose discontinuations and interruptions due to adverse reactions. Differences in compounds and trial designs require data comparisons to be interpreted with caution
TRAEs = treatment-related adverse events, CR = complete response, NMIBC = non-muscle-invasive bladder cancer, BLA = biologics license applications, PI = product information, CDRP = Chemistry, Manufacturing, and Controls Development and Readiness Pilot, DOR = duration of response.

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LEGEND Principal Investigator Ashish Kamat, MD Dr. Kamat is an Endowed Professor of Urologic Oncology and Cancer Research at MD Anderson Cancer Center and founding President of the International Bladder Cancer Group. Dr. Kamat specializes in genitourinary cancers, with a particular focus on immunotherapy for urothelial cancers, he has authored over 610 publications and champions patient advocacy.

No “Winner Takes All”: HR BCG-UR NMIBC Patients Need Multiple Options Unmet Need Persists as No Current Therapy Meets All Patient Needs Bladder preservation Multiple options after persistence/recurrence may delay cystectomy, an invasive surgery with substantial morbidity. Tolerability Side effects disrupt care. More tolerable options remain an unmet need. Treatment burden Options with lower burden dosing schedule and fewer post-treatment precautions are needed to accommodate patient lifestyle.  Community access Storage and handling needs limit local availability and require referral. Physicians need more options for shared decision-making with patients Based on lifestyle, goals, priorities and fears Physician & Patient Choose Treatment Together HR, High Risk; BCG-UR, Bacillus Calmette-Guérin Unresponsive November 2026: LEGEND Pivotal Cohort Interim Data Update

LEGEND: Multi-Cohort Study of Detalimogene In High-Risk NMIBC

PHASE 2: ONGOING

Pivotal Cohort

BCG-unresponsive NMIBC with CIS[1] (n=125)

- CIS ± HG Ta/T1 with persistent or recurrent disease within 12 months of adequate BCG

Key Eligibility Criteria

- Age ≥18 years
- ECOG PS of 0, 1, or 2
- Ineligible for or not electing cystectomy
- Adequate bladder function and can retain study drug for ≥60 minutes

Other Cohorts

- BCG-naïve NMIBC with CIS[1] (n=30)
- BCG-exposed NMIBC with CIS[1] (n=46)
- BCG-unresponsive HG Ta/T1 papillary disease without CIS[1] (n=47)
- BCG-unresponsive with CIS[1] utilizing a bladder rinse[4]

Treatment Schedule

Detalimogene 0.8 mg/mL (50 mL) IVI via catheter with 60-min dwell time[2]

	Year 1 (induction) (Q12W)												Re-induction at week 12 (persistent/ recurrent disease)[3]	Years 2-3 (maintenance) (Q12W)											
	▼	▼			▼	▼								▼	▼										
Week	1	2	3	4	5	6	7	8	9	10	11	12		1	2	3	4	5	6	7	8	9	10	11	12

Endpoints

Primary

- Complete response (CR) rate at any time

Key Secondary

- Duration of response (DOR) and DOR ≥ 12 months rate
- CR at landmark timepoints
- Safety
- PFS

[1]NMIBC with CIS with or without co-existing papillary (Ta/T1 tumors), protocol requires re-resection of T1 tumors prior to enrollment.
[2]Investigational intravesical therapy.
[3]Reinduction occurs may occur after the first 12-week cycle of the induction phase.
[4]Bladder rinse cohort dosing instructions Polidocanol 0.25% in 50 ml IVI via catheter, 5-minute bladder rinse, prior to detalimogene voraplasmid administration.
BCG, Bacillus Calmette-Guérin; CIS, carcinoma in situ; CR, complete response; ECOG PS, Eastern Cooperative Oncology Group performance status; HG, high grade; IVE, intravesical instillation; NMIBC, non-muscle invasive bladder cancer; PFS, progression-free survival; Q12W, every 12 weeks.

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LEGEND Pivotal Cohort 1: Baseline Demographics and Disease Characteristics Characteristics Pivotal Cohort 1 (N=125) Age, years Median (Range) 71.0 (35.0-90.0) Sex, n (%) Female 24 (19%) Male 101 (81%) Race n (%) White 114 (91%) Asian 4 (3%) Black or African American 2 (2%) Not Reported 5 (4%) ECOG PS, n (%) 0 119 (95%) 1 6 (5%) Characteristics Pivotal Cohort 1 (N=125) Tumor stage, n, % CIS with Ta/T1 disease 50 (40%) CIS only 75 (60%) Reason for no cystectomy, % Ineligible 9 (7%) Declined 116 (93%) Prior BCG doses, n Median (Range) 12 (6-50) Patients with prior therapy other than BCG: Total 32 (26%) Intravesical chemotherapy* 22 (18%) Systemic immunotherapy 8 (6%) Viral gene therapy 5 (4%) Other 4 (3%) Prior NMIBC recurrence(s) Median (Range) 2 (1-11) Note: BCG, bacillus Calmette-Guérin; CIS, carcinoma in situ; ECOG PS, Eastern Cooperative Oncology Group Performance Score; NMIBC, non-muscle invasive bladder cancer. *Single administration of cytotoxic agents (e.g. Mytomicin C, gemcitabine, doxorubicin or epirubicin) immediately following a TURBT are not included in this % Data as of 29 October 2026. Data collection and cleaning is ongoing. November 2026: LEGEND Pivotal Cohort Interim Data Update

Cohort 1 Data: Detalimogene Without Surfactant

FDA Aligned Efficacy Evaluable Population Alignment on Critical Items in Proposed Statistical Analysis Plan (SAP) 125 5 120 − = Trial patients Excluded from efficacy analysis Efficacy evaluable (EE) Patient 1 Did not have a post baseline disease assessment Patient 2 Did not have CIS within 1 year of receiving adequate BCG dosing Patient 3 Did not have CIS within 1 year of receiving adequate BCG dosing Patient 4 Did not receive adequate BCG dosing Patient 5 Did not receive adequate BCG dosing and had a disallowed cancer (melanoma) Data as of 29 October 2026. Data collection and cleaning is ongoing. November 2026: LEGEND Pivotal Cohort Interim Data Update

Detalimogene Without Surfactant Primary Endpoint: CR at Any Time

Primary Endpoint in Range of Approved Products


Any Time Complete Response*
56%
Overall CR Rate, %
100%
80%
60%
40%
20%
0%
N=120

Endpoint	Data Analysis	CR Rate, % (95% CI)
Complete Response at Any Time	Oct 2026 (n=120)	56% (CI: 47%, 65%)
	Apr 2026 (n=124)	54% (CI: 45%, 63%)

- **91%** of CRs occurred at first assessment[&]
- **100%** of responders were free from progression to ≥T2 disease in the bladder
- **97%** of EE patients were free from progression to ≥T2 disease^
- **96%** of responders remain free from cystectomy
- **86%** of EE patients remain free from cystectomy

Median follow-up of all EE Population patients was 7.5 months (range, 1.9-33.8 months). Median follow-up of responders was 12.0 months (range, 3.7-33.8 months).
*Patients who discontinued without any disease evaluation or who discontinued after a CR are excluded from subsequent landmark response analysis.
[&]One patient was censored for Cycle 1, therefore N=66
^One additional progression was noted but not documented in the database as of the datacut date.
CR=complete response defined as negative cystoscopy and negative urine cytology, or positive cystoscopy/cytology with negative bladder biopsy. CI: 95% Confidence Interval; KM = Kaplan-Meier, EE = efficacy evaluable.
Data as of 29 October 2026. Data collection and cleaning is ongoing.

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Key Secondary Endpoint: Kaplan-Meier Estimated Duration of Response

Durability Trending Toward Approved Products, Assessments Ongoing



100%
80%
60%
40%
20%
0%
DOR ≥ 12 months, %
Duration of Response ≥ 12 months* (KM)
43%
(CI: 30%, 55%)
Responders

Data Analysis	DOR ≥ 12 months	Median Duration
Oct 2026	43% (KM est)	10.1 months (7.5 to NE)
Apr 2026	25% (KM est)	8.6 months

- **100%** of patients who entered maintenance and have been assessed for durability have recorded durable responses*
- **9 patients** are pending the DOR ≥ 12 months assessment
  - 8 were in CR at 48-week with 1 pending 48-week
- Maximum potential DOR ≥ 12 months is 40% (CI: 28%, 53%)

*For durability assessments, 1 year is defined as 358 to 365+ days. Nine patients are pending their response assessment. Patients are censored if have not yet had an assessment within 7 days of day 365 or beyond, or at the start of new anticancer therapy, Patients censored at start of new treatment will never be able to reach durability which leads to an overestimate in the KM model.

Deta = detalimogene; CR=complete response defined as negative cystoscopy and negative urine cytology, or positive cystoscopy/cytology with negative bladder biopsy. CI: 95% Confidence Interval; KM = Kaplan-Meier, NE = not estimatable.

Data is presented as available in the database as of 29October2026. Data Collection and Cleaning is ongoing and is subject to change.

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Endpoint Oct 2026 Apr 2026 Complete Response at 12 months, % (95% CI) 24% CI: 16%, 33% (n=110) 13% CI: 7%, 22% (n=98) Median Follow Up of Responders (Months) 12.0 (range: 3.7, 33.8) 9.2 (range: 3.7, 25.8) Additional Supportive Data: CR Landmark 12 months Endpoint Not Included in Approved Product Labels 12 Month Complete Response Rate 24% ____ (CI: 16%, 33%) (1 pt pending) Median follow-up of all EE Population patients was 7.5 months (range, 1.9-33.8 months). Median follow-up of responders was 12.0 months (range, 3.7-33.8 months). *Patients are censored if they have not yet had a disease assessment, for cycles in which they had suboptimal dosing; and from subsequent analysis if they withdrew from treatment while censored or in CR. Deta = detalimogene; CR=complete response defined as negative cystoscopy and negative urine cytology, or positive cystoscopy/cytology with negative bladder biopsy. CI: 95% Confidence Interval; KM = Kaplan-Meier. Data is presented as available in the database as of 29October2026. Data Collection and Cleaning is ongoing and is subject to change. November 2026: LEGEND Pivotal Cohort Interim Data Update

Detalimogene Demonstrated Favorable Safety and Tolerability Profile

TRAEs were Generally Mild and Reversible, Consistent with Catheterization

Participants with events n, (%)	Pivotal Cohort 1 (N=125)
≥ 1 Treatment-related adverse event	59%
Most frequent TRAEs (≥10%)	
Fatigue	21%
Dysuria	16%
Pollakiuria	16%
Bladder spasm	13%
Micturition urgency	13%
Urinary tract infection	10%
Most TRAEs were localized, brief, low grade events	
Of those with TRAEs, percent that were Grade 1-2	93%
Patients with Grade 3 TRAEs*	4%
Patients with Serious TRAEs	2%
Median Time for TRAE Resolution	6 days

TRAEs leading to dose interruption or discontinuation were rare

4% dose interruptions (n=5)
1% discontinuation (n=1)

TRAE= treatment-related adverse event.
*One patient had a Grade 3 treatment-related pyelonephritis that led to a dose interruption. No grade 3 TRAEs led to discontinuation. There were no Grade 4/5 TRAEs.
Data as of 29 October 2026. Data collection and cleaning is ongoing.

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Detalimogene Compelling Efficacy and Tolerability Profile



Efficacy of Detalimogene vs. Approved Drugs
CR Any Time Rate
100%
80%
60%
40%
20%
0%
0%
20%
40%
60%
80%
100%
DOR ≥12 months Rate^
KM for Detalimogene



Tolerability of Detalimogene vs. Approved Drugs
Lack of Related Serious AEs*
100%
90%
80%
70%
60%
50%
50%
60%
70%
80%
90%
100%
Lack of Dose Interruptions*

Detalimogene | Approved Drugs

* Detalimogene dose interruptions associated with treatment related adverse events. Approved drugs interruptions associated with adverse drug reactions.
^For durability assessments, 1 year is defined as 358 to 365+ days. Nine patients are pending their response assessment. Patients are censored if have not yet had an assessment within 7 days of day 365 or beyond, or at the start of new anticancer therapy.
Deta = detalimogene; CR=complete response defined as negative cystoscopy and negative urine cytology, or positive cystoscopy/cytology with negative bladder biopsy. CI: 95% Confidence Interval; KM = Kaplan-Meier.
Data as of 29 October 2026. Data collection and cleaning is ongoing.

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Detalimogene Efficacy Profile has Meaningfully Improved Detalimogene has the potential to be a valuable treatment option for all patients *Fewer visits and pre- post-treatment precautions compared to BCG. Data is presented as available in the database as of 29October2026. Data Collection and Cleaning is ongoing and is subject to change. Reduce patient burden*: fewer visits, procedures, pre- or post-treatment precautions Simplify urologist workflow: administration, storage, handling CR rate of 56% at any time CR rate of 24% at 12 months KM DOR ≥12 months est. 43% 100% of responders were free from progression to ≥T2 disease in the bladder 96% of responders remain free from cystectomy Detalimogene is a next-generation non-viral gene therapy in development for HR NMIBC, designed to: Detalimogene showed encouraging activity in heavily pre-treated participants with BCG-unresponsive NMIBC Most TRAEs were brief, low-grade, lower urinary tract symptoms Serious TRAEs (2%) and grade 3 TRAEs (4%) were highly infrequent TRAEs leading to dose interruption (4%) or discontinuation (1%) were rare Detalimogene was safe and very well tolerated November 2026: LEGEND Pivotal Cohort Interim Data Update

Commercial Opportunity

Grounded in Where Care Happens & How Decisions are Made

Detalimogene Go-to-Market Strategy



Settings of Care

75% of HR BCG-UR NMIBC patients are seen in community settings


Bladder

Avoiding Cystectomy

HR NMIBC is often “chronic” and highly recurrent - patients will do anything to avoid cystectomy



Shared Decision Making

Urologists understand patients' priorities and select treatment together



Treatment Options

Community urology practices do not have access to as many treatments as academic centers



Redefining Care Pathway

No winner-takes-all. Recurrence will drive sequencing through multiple bladder-sparing therapies.

HR BCG-UR = High Risk BCG-Unresponsive.
Source: enGene market research, New Faces of Bladder Cancer Report 2025 (BCAN).

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Vision: Detalimogene to Redefine Care in Community Practices 01 Clinical value A meaningful and tolerable bladder-sparing option for all patients, supported by a differentiated non-viral MOA profile. 02 Practice value Economic value Potential for favorable net cost recovery with manufacturer support and flexible terms to support practices facing increasing financial and capacity pressures. 04 Patient value Alignment with future sequencing and the desire to keep appropriate patients in community care. Designed for real-world community practice, enabling more patients to remain on a bladder-sparing path. 03 Office-ready workflow, requires no new infrastructure and lower post-treatment burden. Designed to meet real world community treatment challenges. Clinical value references data presented as available in the database as of 29October2026. Data Collection and Cleaning is ongoing and is subject to change. November 2026: LEGEND Pivotal Cohort Interim Data Update

Detalimogene Value Could Be Demonstrated Across All Segments

Safe Handling, Standard Storage and Simple Logistics May Promote Adoption

1. Settings of Care | 2. Avoiding Cystectomy | 3. Share Decision Making | 4. Treatment Options | 5. Redefining Care Pathway

	Urology Segment	NMIBC Patients
Private Practices	**Resource-Limited Practices** Acquisition cost and logistical burden are gating	19% (~3,800)
Private Practices	**Workflow-Constrained Practices** Logistical burden is gating	11% (~2,200)
Private Practices	**Economics-Focused Practices** Net cost recovery drives treatment selection	11% (~2,200)
Private Practices	**Clinical Excellence Practices** Prioritize efficacy and safety	6% (~1,200)
	Health System / Hospital Prioritize efficacy and safety	29% (~5,800)
	Academic Medical Center Prioritize efficacy and safety	24% (~4,800)

75% of High-Risk BCG-Unresponsive NMIBC Patients are Treated in Community Urology Practices

Note: Assumes ~20,000 addressable NMIBC BCG-unresponsive patients. Resource-Limited, Workflow-Constrained, Economics-Focused, and Clinical-Excellence all represent urology private practice.
Source: enGene market research (third party claims analysis of real-world data of >2,000 patient claims).

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Shared Decision Making with Patients Occurs Across All Practice Settings

1. Settings of Care | 2. Avoiding Cystectomy | 3. Share Decision Making | 4. Treatment Options | 5. Redefining Care Pathway

	Urology Segment	NMIBC Patients	
Private Practices	**Resource-Limited Practices** Acquisition cost and logistical burden are gating	19% (~3,800)	**Shared Decision Making**
Private Practices	**Workflow-Constrained Practices** Logistical burden is gating	11% (~2,200)	
Private Practices	**Economics-Focused Practices** Net cost recovery drives treatment selection	11% (~2,200)	
Private Practices	**Clinical Excellence Practices** Prioritize efficacy and safety	6% (~1,200)	
	Health System / Hospital Prioritize efficacy and safety	29% (~5,800)	
	Academic Medical Center Prioritize efficacy and safety	24% (~4,800)	

Note: Assumes ~20,000 addressable NMIBC BCG-unresponsive patients. Resource-Limited, Workflow-Constrained, Economics-Focused, and Clinical-Excellence all represent urology private practice.
Source: enGene market research (third party claims analysis of real-world data of >2,000 patient claims).

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High Risk NMIBC is a Long Journey Trusted Urologist-Patient Relationship Built Over Time to Maintain Treatment Goals 2. Avoiding Cystectomy 1. Settings of Care 3. Share Decision Making 4. Treatment Options 5. Redefining Care Pathway JAN 2024 | INITIAL PRESENTATION June 2025 | RECURRENCE JULY 2025 - NOV 2025 Gem/doce induction IVI × 6 2x monthly maint. NOV 2025 | RECURRENCE (BCG-exposed – relevant) July 2024 Lost to follow up for 1 yr JAN 2024 - May 2024 BCG Induction + 1 maint. SEP 2026 | RECURRENCE BCG Unresponsive CIS DEC 2025 – SEP 2026 BCG Induction IVI x 6 + 2 Maint. Cycles Patients to seek effective bladder-sparing options that allows them to maintain their lifestyle November 2026: LEGEND Pivotal Cohort Interim Data Update

Treatment Selection Guided by Patient Priorities and Practice Capabilities No Winner Takes All – Patients and Urologists Consider Many Factors First, understand the patient and the practice, then, discuss all options Treatment Burden Weigh visit frequency, doses, and duration against the patient's daily life and the practice's capacity to deliver Efficacy Compare bladder-preserving options in the context of long-term disease management and sequencing Safety & Tolerability Consider tolerability in an already-irritated bladder, and what monitoring the practice can support Care Setting Compare community care with referral to an academic center, considering continuity of care, convenience, and access Insurance Coverage Confirm which treatments the patient’s insurance will cover 2. Avoiding Cystectomy 1. Settings of Care 3. Share Decision Making 4. Treatment Options 5. Redefining Care Pathway November 2026: LEGEND Pivotal Cohort Interim Data Update

Detalimogene's Profile To Date Aligns with Key Treatment Considerations

1. Settings of Care | 2. Avoiding Cystectomy | 3. Share Decision Making | **4. Treatment Options** | 5. Redefining Care Pathway

Consideration	DETALIMOGENE OFFERING
Treatment Burden	**Shorter treatment time** (1hr vs. 2hr dwell) and **fewer doses** (4 vs. 6) in 12-week cycle than required for BCG
Efficacy	Unique MOA with complete response rate at any time and duration of response **similar to approved options**
Safety & Tolerability	**Potentially best in class tolerability** with the lowest reported rates of treatment related serious AEs, dose interruptions, and dose discontinuations
Care Setting	One of the few therapies that could be offered across all settings of care due to **favorable handling & logistics**
Coverage / Access	Coverage and NCCN guideline unknown, but **insurance coverage parity expected** across options assuming NCCN 2A status

Data is presented as available in the database as of 29October2026. Data Collection and Cleaning is ongoing and is subject to change.

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Detalimogene is a Potential Low Burden & Convenient Option for Patients

1. Settings of Care | 2. Avoiding Cystectomy | 3. Share Decision Making | **4. Treatment Options** | 5. Redefining Care Pathway

	Treatment Time	Dosing Schedule (First 3 Months)
Detalimogene	60 minutes IVI treatment dwell	
Keytruda	30min IV infusion	
Adstiladrin	Anticholineric treatment → 25min to 5hr vial thaw → 60min IVI treatment dwell → 48hr urine bleaching	
Anktiva + BCG	120min IVI treatment dwell → 6hr urine bleaching	
Inlexzo	Cystoscope device removal → Device insertion → Urine contact precautions	
Cretostimogene	1 or 4 steps of bladder washes → 60min IVI treatment dwell → 7 days urine bleaching	

Approved Therapies: Keytruda, Adstiladrin, Anktiva + BCG, Inlexzo



Source: Derived from product SOPIs and clinical trial publications. Not based on head-to-head or comparator studies, Cretostimogene Grenadenorepvec in Urology Practice Workflows (SUNA Urology Alliance, accessed Oct 27, 2026)
IVI = Intravesical.

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A Future Where Recurrent NMIBC Patients Can Keep Their Bladders Longer

Patients will Sequence Therapies Resulting in Enhanced Long-Term Care

1. Settings of Care | 2. Avoiding Cystectomy | 3. Share Decision Making | 4. Treatment Options | 5. Redefining Care Pathway

All interviewed urologists will sequence patients through 3-4L of therapy before radical cystectomy

89% patients would try anything to **avoid radical cystectomy**

Illustration of High-Risk BCG-Unresponsive Patient Sequencing



Y0
Y1
Y2
2L
= 10,000 pts
~50%
Patients will need a new therapy by EOY
2L
3L
= 10,000 pts
+ 5,000 pts
~50%
~50%
2L
3L
4L
=10,000 pts
+ 5,000 pts
+ 2,500 pts
Patients who respond to 2L treatment in Y1 may fail in later years and require sequencing through therapies reflecting an additional potential +3,000 – 5,000 patients
~20,000 addressable HR BCG-unresponsive NMIBC patients

Note: Interviews n=22 urologists. The rate of patients requiring a 3L/4L therapy could be anywhere from 75% - 35% depending on which therapy they receive and rate of radical cystectomy.
Source: enGene market research (interviews, surveys, and claims data), other NMIBC company estimates, Harris Poll NMIBC Patient Preference Survey (November 2025, n=200 patients).

November 2026: LEGEND Pivotal Cohort Interim Data Update

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27

2. Avoiding Cystectomy 1. Settings of Care 3. Share Decision Making 4. Treatment Options 5. Redefining Care Pathway 2024 2025 2026 Sequencing & Shared Decision Making Creates a New Care Pathway 2030+ JAN 2024 | INITIAL PRESENTATION June 2025 | RECURRENCE JULY 2025 - NOV 2025 Gem/doce induction IVI × 6 + 2x monthly maint. NOV 2025 | RECURRENCE July 2024 Lost to follow up for 1 yr JAN 2024 - May 2024 BCG Induction + 1 maint. DEC 2025 – SEP 2026 BCG Induction IVI x 6 + 2 Maint. Cycles SEP 2026 | RECURRENCE BCG Unresponsive CIS Non-Viral Gene Therapy Chemotherapy Viral Gene Therapy RECURRENCE RECURRENCE POTENTIAL FUTURE TREATMENT PARADIGM November 2026: LEGEND Pivotal Cohort Interim Data Update

NCCN Guideline 2A Dictates Payer Coverage at New Price Point

Interviewed Payers Cover Therapies at Parity at New Price Point Assuming Category 2A

1. Settings of Care | 2. Avoiding Cystectomy | 3. Share Decision Making | 4. Treatment Options | 5. Redefining Care Pathway


New Price Benchmark
Annual WAC ($ USD)
$800
$600
$400
$200
$0
2019
2020
2021
2022
2023
2024
2025
2026
Launch Year
KEYTRUDA®
(pembrolizumab) Injection 100 mg
ADSTILADRIN®
(nadofaragene firadenovec-vncg)
suspension, for intravesical use / 3 x 10[11] viral particles/mL
Anktiva®
(nogapendekin alfa inbakicept-pmln)
inlexzo™
gemcitabine intravesical system

$1 Billion Net Sales with ≈2,000 Patients at New Price Point

Note: WAC = wholesale acquisition cost. Keytruda®, Adstiladrin®, Anktiva®, Inlexzo® are trademarks of their respective owners. New price point assumes price of ~$650K-$700K/per patient per year. Assume gross-to-net discount of 21% and therefore a net price of $545,000 per year. Source: enGene market research.

November 2026: LEGEND Pivotal Cohort Interim Data Update
enGene
29

Vision: Detalimogene to Redefine Care in Community Practices 01 Clinical value A meaningful and tolerable bladder-sparing option for all patients, supported by a differentiated non-viral MOA profile. 02 Practice value Economic value Potential for favorable net cost recovery with manufacturer support and flexible terms to support practices facing increasing financial and capacity pressures. 04 Patient value Alignment with future sequencing and the desire to keep appropriate patients in community care. Designed for real-world community practice, enabling more patients to remain on a bladder-sparing path. 03 Office-ready workflow, requires no new infrastructure and lower post-treatment burden. Designed to meet real world community treatment challenges. Clinical value references data presented as available in the database as of 29October2026. Data Collection and Cleaning is ongoing and is subject to change. November 2026: LEGEND Pivotal Cohort Interim Data Update

Segmentation and Value Pillars Inform Field Force Deployment

Account Characterization

~14,600
Practicing Urologists

75%
treat bladder cancer

- Resource-Limited Practices
- Workflow-Constrained Practices
- Economics-Focused Practices
- Clinical Excellence Practices
- Health System / Hospital
- Academic Medical Center

~11,000
Bladder Cancer Urologists

Value Pillars

01 Clinical value
Bladder-sparing, tolerable, differentiated non-viral profile

02 Practice value
Office-ready workflow with limited new infrastructure

03 Patient value
Supports sequencing and keeps patients in community care

04 Economic value
Favorable net cost recovery with flexible terms

Field Force

Field Force Planning: 40-60 Reps

40 Reps
~270 urologists / rep

60 Reps
~180 urologists / rep

Mapping out top accounts

Clinical value references data presented as available in the database as of 29October2026. Data Collection and Cleaning is ongoing and is subject to change.

November 2026: LEGEND Pivotal Cohort Interim Data Update
enGene
31

Value Pillars Inform enGene Commercialization Strategy

- **Clinical Value**
- **Practice Value**
- **Patient Value**
- **Economic Value**

DETALIMOGENE HYPOTHESIS

Commercial potential is driven by our broad alignment to the needs of all urologists

Clear Differentiation

- Clinical Efficacy
- Tolerability
- Operational Simplicity
- Practice Economics
- Low Patient Burden

FDA
Following a positive pre-BLA meeting enGene is working towards initiating BLA filing Q4 2026

Prescribers
Identifying key sites and account characterization engagement strategy

Education & Awareness
MSLs in field, education and scientific engagement

Field
Evaluation of precise and efficient field organization

November 2026: LEGEND Pivotal Cohort Interim Data Update

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32

Closing Remarks

Detalimogene: Next Gen NMIBC Treatment Designed for Community Use Large Total Addressable Market Differentiated Total Product Profile Lifecycle Management Near-Term Planned Catalysts NMIBC market forecasted to be >$20B Surfactant Bladder Rinse has Potential to Improve Efficacy, Duration of Response and Reduce Patient Burden BLA Initiation: Q4 2026 Potential Approval Decision & Platform Designation: 2027 Surfactant Cohort 6-month Data: Mid-2027 Demonstrated Clinical Activity, Favorable Safety, and a Streamlined Patient and Practice Experience Detalimogene product profile references data presented as available in the database as of 29October2026. Data Collection and Cleaning is ongoing and is subject to change. Sources: Transparency market research NMIBC Market Outlook 2034. November 2026: LEGEND Pivotal Cohort Interim Data Update